Exhibit 10.16.3
RECORDING REQUESTED BY AND WHEN RECORDED MAIL TO: Bingham McCutchen LLP One State Street Hartford, Connecticut 06103 Attention: Frank A. Appicelli, Esq.
SPACE ABOVE LINE RESERVED FOR OFFICIAL RECORDER’S USE

DEED OF TRUST, SECURITY AGREEMENT
AND FIXTURE FILING

By

MISSION WEST PROPERTIES, L.P.
as Grantor

to

First American Title Insurance Company
as Trustee

for the benefit of

HARTFORD LIFE INSURANCE COMPANY
and
HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY
collectively, as Beneficiary

THIS SECURITY INSTRUMENT IS ALSO A FIXTURE FILING UNDER SECTION 9502(b) OF THE CALIFORNIA COMMERCIAL CODE

Hartford Loan No. BHM0J5QN8

DEED OF TRUST, SECURITY AGREEMENT AND FIXTURE FILING

This Deed of Trust, Security Agreement and Fixture Filing (this “Deed of Trust”) is executed as of August 4, 2010 by MISSION WEST PROPERTIES, L.P., a Delaware limited partnership (“Grantor”), whose address for notice hereunder is c/o Mission West Properties, Inc., 10050 Bandley Drive, Cupertino, California 95014, to FIRST AMERICAN TITLE INSURANCE COMPANY, Trustee (“Trustee”), whose address for notice hereunder is 1737 North First Street, Suite 500, San Jose, California 95112, for the benefit of HARTFORD LIFE INSURANCE COMPANY and HARTFORD LIFE AND ACCIDENT INSURANCE COMPANY, each a Connecticut corporation (collectively, “Beneficiary”), whose address for notice hereunder is c/o Hartford Investment Management Company, 55 Farmington Avenue, Hartford, Connecticut 06105.

ARTICLE 1.

DEFINITIONS

Section 1.1. Definitions.

(a) As used herein, the following terms shall have the following meanings:

“Borrower” means, collectively, Grantor and Mission West Properties, L.P. I.

“Collateral” means:  (a) the real property described in Exhibit A-1, Exhibit A-2, Exhibit A-3 and Exhibit A-4, together with any greater estate therein as hereafter may be acquired by Grantor (collectively, the “Land”); (b) all buildings, structures and other improvements, now or at any time situated, placed or constructed upon the Land (collectively, the “Improvements”); (c) all materials, supplies, equipment, apparatus and other items of personal property now owned or hereafter acquired by Grantor and now or hereafter attached to, installed in or used in connection with any of the Collateral, and water, gas, electrical, storm and sanitary sewer facilities and all other utilities whether or not situated in easements (collectively, the “Fixtures”); (d) all right, title and interest of Grantor in and to all goods, accounts, general intangibles, instruments, documents, chattel paper and all other personal property of any kind or character, including such items of personal property as defined in the UCC, now owned or hereafter acquired by Grantor and now or hereafter located at or used in connection with, arising from or otherwise related to the Collateral or which may be used in or relating to the planning, development, financing or operation of the Collateral (collectively, the “Personal Property”), including insurance proceeds, contract rights, trademarks, goodwill, trade names, licenses and/or franchise agreements, rights of Grantor under leases of Fixtures or other personal property or equipment, inventory, all refundable, returnable or reimbursable fees, deposits or other funds or evidences of credit or indebtedness deposited by or on behalf of Grantor with any Governmental Authorities, boards, corporations, providers of utility services, public or private, including all refundable, returnable or reimbursable tap fees, utility deposits, commitment fees and development costs, furniture, furnishings, equipment, machinery, building materials, construction materials, signage, computer equipment, leasehold improvements, devices, interior improvements, appurtenances, electronic data processing equipment, telecommunications equipment and other fixed assets, all Proceeds (as defined in the UCC) thereof and all additions to, substitutions for, replacements of or accessions to any of the foregoing items and all attachments, components, parts (including spare parts) and accessories, whether installed thereon or affixed thereto, all regardless of whether the same are located at the Property or are located elsewhere (including in warehouses or other storage facilities or in the possession of or on the premises of a bailee, vendor or manufacturer) for purposes of manufacture, storage, fabrication or transportation; (e) all reserves, escrows or impounds required under the Loan Agreement and all deposit accounts maintained by Grantor with respect to the Collateral; (f) all plans, specifications, shop drawings and other technical descriptions prepared for construction, repair or alteration of the Improvements, and all amendments and modifications thereof (collectively, the “Plans”); (g) all leases, subleases, licenses, concessions, occupancy agreements or other agreements (written or oral, now or at any time in effect) which grant a possessory interest in, or right to use or occupy, all or any part of the Collateral (collectively, the “Leases”); (h) all guaranties and other surety arrangements (written or oral, now or at any time in effect) of, for or otherwise relating to any of the Leases (collectively, the “Lease Guaranties”), together with any security and other deposits now or hereafter given to secure, or otherwise relating to, the Leases or the Lease Guaranties; (i) all minimum, percentage and other rentals paid or payable by any tenant, licensee, concessionaire, occupant or other user of all or any portion of the Collateral, whether pursuant to a Lease or otherwise (collectively, “Tenants”), all amounts paid or payable by Tenants pursuant to escalation or other adjustment provisions in their respective Leases or on account of maintenance or service charges, taxes, assessments, insurance, utilities, air conditioning and heating, and other administrative, management, operating and leasing expenses for the Collateral, all awards hereafter made to Grantor in any bankruptcy, insolvency or reorganization case or proceeding with respect to any Lease or Lease Guaranty, and all royalties, issues, profits, revenues, income, and other money and benefits paid or payable by Tenants or arising in connection with any Lease or Lease Guaranty (collectively, the “Rents”); (j) all other agreements (written or oral, now or at any time in effect), including construction contracts, architects' agreements, engineers' contracts, utility contracts, maintenance agreements, management agreements, service contracts, and leases, licenses, and occupancy agreements in favor of Grantor as tenant, licensee, or occupant, and all permits, licenses, approvals, certificates and entitlements in any way relating to the development, construction, use, occupancy, operation, maintenance, enjoyment, acquisition or ownership of the Collateral (collectively, the “Property Agreements”); (k) all rights, privileges, tenements, hereditaments, rights-of-way, easements, appendages and appurtenances appertaining to the foregoing, and all right, title and interest, if any, of Grantor in and to any streets, ways, alleys, strips or gores of land adjoining the Land or any part thereof, now existing or hereafter arising; (l) all accessions, replacements and substitutions for any of the foregoing and all proceeds thereof; (m) all insurance policies, unearned premiums therefor and proceeds from such policies insuring the Collateral now or hereafter acquired by Grantor; (n) all mineral, water, oil and gas rights now or hereafter acquired and relating to all or any part of the Collateral; and (o) all of Grantor's right, title and interest in and to any awards, remunerations, reimbursements, settlements or compensation heretofore made or hereafter to be made by any Governmental Authority pertaining to the Land, the Improvements, the Fixtures or the Personal Property. As used in this Deed of Trust, the term “Collateral” shall mean all or, where the context permits or requires, any portion of the above or any interest therein.

“Loan” means the loan in the aggregate principal amount of FORTY MILLION and 00/100 Dollars ($40,000,000.00) to be made by Beneficiary to Borrower pursuant to the Loan Agreement and evidenced by the Note.

“Loan Documents” means:  (a) the Fixed Rate Term Loan Agreement of even date herewith executed by Borrower and Beneficiary (the “Loan Agreement”); (b) the Note; (c) the Carveout Indemnity Agreement of even date herewith executed by the Carveout Indemnitor (as defined therein) in favor of Beneficiary; (d) this Deed of Trust; (e) all other documents now or hereafter executed by Grantor, Borrower, or any other person or entity to evidence or secure the payment or the performance of the Obligations or otherwise executed in connection with the documents described in the foregoing items (a) through (d); and (f) all amendments, modifications, renewals, restatements, extensions, substitutions and replacements of any of the foregoing items.

“Note” means, collectively, (i) the Promissory Note dated as of the Funding Date, in the stated principal amount of $30,000,000.00, executed by Borrower and payable to the order of Hartford Life Insurance Company, a Connecticut corporation, and (ii) the Promissory Note dated as of the Funding Date, in the stated principal amount of $10,000,000.00, executed by Borrower and payable to the order of Hartford Life and Accident Insurance Company, a Connecticut corporation; each of which matures on September 1, 2030.

“Obligations” means:  (a) all principal and all interest, fees, expenses, charges, reimbursements, and other amounts due under or secured by the Loan Documents; (b) all principal, interest and other amounts which may hereafter be loaned by Beneficiary, its successors or assigns, to or for the benefit of Borrower, Grantor or any other Borrower Party, when evidenced by a promissory note or other instrument which, by its terms, is governed or secured by the Loan Documents; and (c) all other indebtedness, obligations, covenants, and liabilities, now or hereafter existing, of any kind of Borrower, Grantor or any other Borrower Party to Beneficiary under documents which recite that they are intended to be secured by this Deed of Trust.

“Permitted Encumbrances” means the outstanding liens, easements, restrictions, security interests and other exceptions to title set forth in the policy of title insurance insuring the lien of this Deed of Trust, together with the liens and security interests in favor of Beneficiary created by the Loan Documents, none of which, individually or in the aggregate, materially interferes with the benefits of the security intended to be provided by this Deed of Trust, materially and adversely affects the value of the Collateral, impairs the use or operations of the Collateral or impairs Grantor's ability to pay its obligations in a timely manner.

“Property” means the Land and the Improvements.

“UCC” means the Uniform Commercial Code of the State of California or, if the creation, perfection and enforcement of any security interest herein granted is governed by the laws of a state other than the State of California, then, as to the matter in question, the Uniform Commercial Code in effect in that state.

(b) Capitalized terms not otherwise defined in this Deed of Trust shall have the meanings ascribed to such terms in the Loan Agreement.

Section 1.2. General Construction.  Unless otherwise noted, all “Article” and “Section” references shall be to Articles or Sections of this Deed of Trust.  All uses of the word “including” shall mean “including, without limitation” unless the context shall indicate otherwise.  Unless otherwise specified, the words “hereof,” “herein” and “hereunder” and words of similar import when used in this Deed of Trust shall refer to this Deed of Trust as a whole and not to any particular provision of this Deed of Trust.  Unless otherwise specified, all meanings attributed to defined terms herein shall be equally applicable to both the singular and plural forms of the terms so defined.  All references to the Loan Documents shall mean such document as it is constituted as of the date hereof, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

ARTICLE 2.

GRANT

Section 2.1. Grant.  To secure the full and timely payment and performance of the Obligations, Grantor GRANTS, BARGAINS, SELLS, and CONVEYS the Collateral to Trustee (subject, however, to the Permitted Encumbrances), TO HAVE AND TO HOLD, IN TRUST, WITH POWER OF SALE, and Grantor does hereby bind itself, its successors and assigns to WARRANT AND FOREVER DEFEND the title to the Collateral unto Trustee.

ARTICLE 3.

WARRANTIES, REPRESENTATIONS AND COVENANTS

Grantor warrants, represents and covenants to Beneficiary as follows:

Section 3.1. Title to Collateral and Lien of this Instrument.  Grantor owns the Collateral free and clear of any liens, claims or interests, except the Permitted Encumbrances. This Deed of Trust creates valid, enforceable first priority liens and security interests against the Collateral.

Section 3.2. First Lien Status.  Grantor shall preserve and protect the first priority lien and security interest status of this Deed of Trust and the other Loan Documents.  If any lien or security interest other than the Permitted Encumbrances is asserted against the Collateral, Grantor shall promptly, and at its expense, give Beneficiary a detailed written notice of such lien or security interest (including origin, amount and such other information as Beneficiary may request), and shall either (i) pay the underlying claim in full or take such other action so as to cause it to be released, or (ii) contest the same in compliance with the requirements of the Loan Agreement (including the requirement of providing a bond or other security satisfactory to Beneficiary).

Section 3.3. Payment and Performance.  Grantor shall pay and perform the Obligations in full when they are required to be performed.  Grantor hereby irrevocably authorizes Beneficiary to apply any and all amounts received by Beneficiary in repayment of amounts due under the Loan Documents first to amounts which are not guaranteed pursuant to the terms of any guaranty and then to amounts which are guaranteed pursuant to the terms of any guaranty.  Grantor hereby waives any and all rights it has or may have under Section 2822 of the California Civil Code which provides that if a guarantor is “liable upon only a portion of an obligation and the principal provides partial satisfaction of the obligation, the principal may designate the portion of the obligation that is to be satisfied.”

Section 3.4. Replacement of Fixtures and Personal Property.  Grantor shall not, without the prior written consent of Beneficiary (which may be granted or withheld in Beneficiary’s sole and absolute discretion), permit any of the Fixtures or Personal Property to be removed at any time from the Land or Improvements, unless the removed item is removed temporarily for maintenance and repair or, if removed permanently, is obsolete and is replaced by an article of equal or better suitability and value, owned by Grantor subject to the liens and security interests of this Deed of Trust and the other Loan Documents, and free and clear of any other lien or security interest except such as may be first approved in writing by Beneficiary prior to acquisition by Grantor.

Section 3.5. Maintenance of Rights of Way, Easements and Licenses.  Grantor shall maintain all rights of way, easements, grants, privileges, licenses, certificates, permits, entitlements, and franchises necessary for the use of the Collateral and will not, without the prior consent of Beneficiary (which may be granted or withheld in Beneficiary’s sole and absolute discretion), consent to any public restriction (including any zoning ordinance) or private restriction as to the use of the Collateral.  Grantor shall comply with all restrictive covenants affecting the Collateral, and all Legal Requirements, including zoning ordinances, environmental laws and other public or private restrictions as to the use of the Collateral.

Section 3.6. Inspection.  Grantor shall permit Beneficiary and/or Trustee, and their agents, representatives and employees, upon reasonable prior notice to Grantor, to inspect the Collateral and conduct such environmental and engineering studies as Beneficiary may require, provided that such inspections and studies shall not materially interfere with the use and operation of the Collateral.  The costs relating to such activities shall be paid by Beneficiary unless (i) Beneficiary has a good faith basis for suspecting that Grantor is not in material compliance with its warranties, covenants and agreements relating to the physical condition of the Collateral and/or compliance with laws (including environmental laws), (ii) the examination of such books and records reveals that financial information submitted to Beneficiary by Grantor or anyone on behalf of Grantor is materially inaccurate, or (iii) an Event of Default exists (or is discovered as a result of any such inspection or review), in which case the reasonable third party fees and expenses relating to such activities shall be paid by Grantor within the Demand Period.

Section 3.7. Other Covenants.  All of the covenants in the Loan Agreement are incorporated herein by reference and, together with covenants in this Article 3 shall be covenants running with the Property.  The covenants set forth in the Loan Agreement include, among other provisions:  (a) the prohibition against the further sale, transfer or encumbering of any of the Collateral, (b) the obligation to pay when due all taxes on the Collateral or assessed against Beneficiary with respect to the Loan, (c) the right of Beneficiary to inspect the Collateral, (d) the obligation to keep the Collateral insured in accordance with the Loan Agreement, (e) the obligation to comply with all legal requirements (including environmental laws), (f) the obligation to maintain the Collateral in good condition, and promptly repair any damage or casualty, and (g) except as otherwise permitted under the Loan Agreement, the obligation of Grantor to obtain Beneficiary's written consent prior to entering into, modifying or taking other actions with respect to Leases.

Section 3.8. Condemnation Awards and Insurance Proceeds.

(a) Condemnation Awards.  Grantor assigns to Beneficiary all awards and compensation for any condemnation or other taking, or any purchase in lieu thereof, and authorizes Beneficiary to collect and receive such awards and compensation and to give proper receipts and acquittances therefor, subject to the terms of the Loan Agreement.

(b) Insurance Proceeds.  Grantor assigns to Beneficiary all proceeds of any insurance policies insuring against loss or damage to the Collateral.  Grantor authorizes Beneficiary to collect and receive such proceeds, to give proper receipts and acquittances therefor, and authorizes and directs the issuer of each of such insurance policies to make payment for all such losses directly to Beneficiary, instead of to Grantor and Beneficiary jointly, subject to the terms of the Loan Agreement.

ARTICLE 4.

DEFAULT AND FORECLOSURE

Section 4.1. Remedies.  If an Event of Default exists, Beneficiary may, at Beneficiary's election and by or through Trustee or otherwise, exercise any or all of the following rights, remedies and recourses:

(a) Acceleration.  Declare the Obligations to be immediately due and payable, without further notice, presentment, protest, notice of intent to accelerate, notice of acceleration, demand or action of any nature whatsoever (each of which hereby is expressly waived by Grantor), whereupon the same shall become immediately due and payable and, immediately upon the occurrence of an Event of Default, interest shall accrue on the outstanding principal balance of the Note at the Default Rate.

(b) Entry on Collateral.  Enter the Collateral and take exclusive possession thereof and of all books, records and accounts relating thereto.  If Grantor remains in possession of the Collateral after an Event of Default and without Beneficiary's written consent  (to be issued or withheld in Beneficiary’s sole and absolute discretion), Beneficiary may invoke any legal remedies to dispossess Grantor.

(c) Operation of Collateral.  Hold, lease, develop, manage, operate or otherwise use the Collateral upon such terms and conditions as Beneficiary may deem reasonable under the circumstances (including making such repairs, alterations, additions and improvements and taking other actions, from time to time, as Beneficiary deems necessary or desirable), and apply all Rents and other amounts collected by Beneficiary or, as applicable, Trustee in connection therewith in accordance with the provisions of Section 4.7.

(d) Foreclosure and Sale.  To the greatest extent permitted by law, sell or offer for sale the Collateral in such portions, order and parcels as Beneficiary may determine, with or without having first taken possession of same, to the highest bidder for cash at public auction.  Such sale shall be made in accordance with the laws of the State of California relating to the sale of real estate or by Article 9 of the UCC relating to the sale of collateral after default by a debtor (as such laws now exist or may be hereafter amended or succeeded), or by any other present or subsequent articles or enactments relating to same. With respect to any notices required or permitted under the UCC, Grantor agrees that five (5) days' prior written notice shall be deemed commercially reasonable.  At any such sale (i) whether made under the power herein contained, the UCC, any other legal requirement or by virtue of any judicial proceedings or any other legal right, remedy or recourse, it shall not be necessary for Trustee to be physically present at or to have constructive possession of the Collateral (Grantor shall deliver to Trustee any portion of the Collateral not actually or constructively possessed by Trustee immediately upon demand by Trustee), and the title to and right of possession of any such property shall pass to the purchaser thereof as completely as if Trustee had been actually present and delivered to purchaser at such sale, (ii) each instrument of conveyance executed by Trustee shall contain a general warranty of title binding upon Grantor, (iii) each recital contained in any instrument of conveyance made by Trustee shall conclusively establish the truth and accuracy of the matters recited therein, including nonpayment of the Obligations, advertisement and conduct of such sale in the manner provided herein and otherwise by law, and appointment of any successor Trustee hereunder, (iv) any prerequisites to the validity of such sale shall be conclusively presumed to have been performed, (v) the receipt of Trustee or other party making the sale shall be a sufficient discharge to the purchaser or purchasers for its or their purchase money and no such purchaser or purchasers, or its or their assigns or personal representatives, shall thereafter be obligated to see to the application of such purchase money or be in any way answerable for any loss, misapplication or nonapplication thereof, and (vi) to the fullest extent permitted by law, Grantor shall be completely and irrevocably divested of all of its right, title, interest, claim, equity, equity of redemption, and demand whatsoever, either at law or in equity, in and to the property sold and such sale shall be a perpetual bar both at law and in equity against Grantor, and against all other persons claiming or to claim the property sold or any part thereof, by, through or under Grantor.  Beneficiary may be a purchaser at such sale and if Beneficiary is the highest bidder, may credit the portion of the purchase price that would be distributed to Beneficiary against the Obligations in lieu of paying cash.  Any proceeds of any such sale or disposition shall not cure any Event of Default or reinstate any Obligation for purposes of 2924c of the California Civil Code.

(e) Receiver.  Make application to a court of competent jurisdiction for, and obtain from such court as a matter of strict right and without notice to Grantor or regard to the adequacy of the Collateral for the repayment of the Obligations, the appointment of a receiver of the Collateral, and Grantor irrevocably consents to such appointment.  Any such receiver shall have all the usual powers and duties of receivers in similar cases, including the full power to rent, maintain and otherwise operate the Collateral upon such terms as may be approved by the court, and shall apply such Rents in accordance with the provisions of Section 4.7.

(f) Other.  Exercise all other rights, remedies and recourses granted under the Loan Documents or otherwise available at law or in equity (including an action for specific performance of any covenant contained in the Loan Documents, or a judgment on the Note either before, during or after any proceeding to enforce this Deed of Trust).

Section 4.2. Separate Sales.  The Collateral may be sold in one or more parcels and in such manner and order as Trustee, in its sole and absolute discretion, may elect; and the right of sale arising out of any Event of Default shall not be exhausted by any one or more sales.

Section 4.3. Remedies Cumulative, Concurrent and Nonexclusive.  Beneficiary shall have all rights, remedies and recourses granted hereunder and in the Loan Documents and available at law or equity (including the UCC), which rights (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against Grantor or others obligated under the Note and the other Loan Documents, or against the Collateral, or against any one or more of them, at the sole discretion of Beneficiary, (c) may be exercised as often as occasion therefor shall arise, and the exercise or failure to exercise any of them shall not be construed as a waiver or release thereof or of any other right, remedy or recourse, and (d) are intended to be, and shall be, nonexclusive.  No action by Beneficiary or Trustee in the enforcement of any rights, remedies or recourses hereunder, under the Loan Documents or otherwise at law or equity shall be deemed to cure any Event of Default.  To the extent permitted by law, Grantor hereby waives and releases all procedural errors, defects and imperfections in any proceedings instituted by Trustee or Beneficiary under the terms of this Deed of Trust, the Note and the other Loan Documents.

Section 4.4. Release of and Resort to Collateral.  Beneficiary may release, regardless of consideration and without the necessity for any notice to or consent by the holder of any subordinate lien on the Collateral, any part of the Collateral without, as to the remainder, in any way impairing, affecting, subordinating or releasing the lien or security interests created in or evidenced by the Loan Documents or their stature as a first and prior lien and security interest in and to the Collateral.  For payment of the Obligations, Beneficiary may resort to any other security in such order and manner as Beneficiary may elect.

Section 4.5. Waiver of Redemption, Notice and Marshalling of Assets.  To the fullest extent permitted by law, Grantor hereby irrevocably and unconditionally waives and releases (a) all benefit that might accrue to Grantor by virtue of any present or future statute of limitations or law or judicial decision exempting the Collateral from attachment, levy or sale on execution or providing for any appraisement, valuation, stay of execution, exemption from civil process, redemption or extension of time for payment, (b) all notices of any Event of Default or of Beneficiary’s or, as applicable, Trustee's election to exercise or its actual exercise of any right, remedy or recourse provided for under the Loan Documents or at law or in equity, and (c) any right to a marshalling of assets (including any rights provided by California Civil Code Sections 2899 and 3433) or a sale in inverse order of alienation.

Section 4.6. Discontinuance of Proceedings.  If Beneficiary shall have proceeded to invoke any right, remedy or recourse permitted under the Loan Documents and shall thereafter elect to discontinue or abandon it for any reason, Beneficiary shall have the unqualified right to do so and, in such an event, Grantor and Beneficiary shall be restored to their former positions with respect to the Obligations, the Loan Documents, the Collateral and otherwise, and the rights, remedies, recourses and powers of Beneficiary shall continue as if the right, remedy or recourse had never been invoked, but no such discontinuance or abandonment shall waive any Event of Default which may then exist or the right of Beneficiary thereafter to exercise any right, remedy or recourse under the Loan Documents for such Event of Default.

Section 4.7. Application of Proceeds.  The proceeds of any sale of, and the Rents and other amounts generated by the holding, operating, insuring, leasing, management, operation or other use of the Collateral, shall be applied by Beneficiary or Trustee (or the receiver, if one is appointed) in the following order unless otherwise required by applicable law:

(a) to the payment of the costs and expenses of taking possession of the Collateral and of holding, using, leasing, repairing, improving and selling the same, including (1) trustee's and receiver's fees and expenses, (2) court costs, (3) attorneys' and accountants' fees and expenses, (4) costs of advertisement, and (5) the payment of all ground rent, real estate taxes and assessments, except any taxes, assessments, or other charges subject to which the Collateral shall have been sold;

(b) to the payment of all amounts (including interest at the Default Rate), other than the unpaid principal balance of the Note and accrued but unpaid interest, which may be due to Beneficiary under the Loan Documents;

(c) to the payment and performance of the remainder of the Obligations in such manner and order of preference as Beneficiary in its sole discretion may determine; and

(d) the balance, if any, to the payment of the persons legally entitled thereto.

Section 4.8. Occupancy After Foreclosure.  The purchaser at any sale pursuant to Section 4.1(d) shall become the legal owner of the Collateral.  All occupants of the Collateral shall, at the option of such purchaser, become tenants of the purchaser at the sale and shall deliver possession thereof immediately to the purchaser upon demand.  It shall not be necessary for the purchaser at said sale to bring any action for possession of the Collateral other than the statutory action of forcible detainer in any court having jurisdiction over the Collateral.

Section 4.9. Additional Advances and Disbursements; Costs of Enforcement.

(a) If Grantor shall fail, refuse or neglect to make any payment or perform any act required by the Loan Documents and such failure constitutes an Event of Default, then without notice to or demand upon Grantor or any other Person, and without waiving or releasing any other right, remedy or recourse Beneficiary may have because of such Event of Default, Beneficiary may (but shall not be obligated to) make such payment or perform such act for the account of and at the expense of Grantor, provided that any such action by or on behalf of Beneficiary of such non-performance or breach shall not be deemed to cure any such Event of Default.  All sums advanced and expenses incurred at any time by Beneficiary under this Section 4.9, or otherwise under this Deed of Trust or any of the other Loan Documents or applicable law, shall be payable within the Demand Period, and shall bear interest from the expiration of the Demand Period to and including the date of reimbursement, computed at the Default Rate, and all such sums, together with interest thereon, shall be secured by this Deed of Trust.

(b) Prior to the expiration of the applicable Demand Period, Grantor shall pay, or at Beneficiary’s option, reimburse Beneficiary and Trustee for, all expenses (including reasonable attorneys' fees and expenses) of or incidental to the perfection and enforcement of this Deed of Trust and the other Loan Documents, or the enforcement, compromise or settlement of the Obligations or any claim under this Deed of Trust and the other Loan Documents, or for defending or asserting the rights and claims of Beneficiary in respect thereof, by litigation or otherwise.  Such expenses shall include reasonable expenses (including the reasonable fees and expenses of legal counsel for Beneficiary) incurred in connection with (i) the preservation and enforcement of Beneficiary's liens and security interests under this Deed of Trust, (ii) the protection, exercise or enforcement of Beneficiary's rights with respect to the Property including Beneficiary's rights to (1) collect or take possession of the Property and the proceeds thereof, (2) hold the Property, (3) prepare the Property for sale or other disposition and (4) sell or otherwise dispose of the Property, and (iii) the assertion, protection, exercise or enforcement of Beneficiary's rights in any proceeding under the United States Bankruptcy Code, including the preparation, filing and prosecution of (1) proofs of claim, (2) motions for relief from the automatic stay, (3) motions for adequate protection, and (4) complaints, answers and other pleadings in adversary proceedings by or against Beneficiary or relating in any way to the Property.  The duties and obligations of Beneficiary under this Section 4.9(b) are in addition to, and not in lieu of, Beneficiary’s duties and obligations under Section 9.5 of the Loan Agreement.

Section 4.10. No Mortgagee-in-Possession.  Neither the enforcement of any of the remedies under this Article 4, the assignment of the Leases and Rents under Article 5, the security interests under Article 6, nor any other remedies afforded to Beneficiary under the Loan Documents, at law or in equity shall cause Beneficiary or Trustee to be deemed or construed to be a mortgagee-in-possession of the Collateral, to obligate Beneficiary or Trustee to lease the Collateral or attempt to do so, or to take any action, incur any expense, or perform or discharge any obligation, duty or liability whatsoever under any of the Leases or otherwise.

ARTICLE 5.

ASSIGNMENT OF LEASES AND RENTS

Section 5.1. Assignment.  Grantor acknowledges and confirms that it has executed and delivered to Beneficiary an Assignment of Leases and Rents of even date (the “Assignment of Leases and Rents”), intending that such instrument create a present, absolute assignment to Beneficiary of, among other things, the Leases, Lease Guaranties and Rents.  Without limiting the intended benefits or the remedies provided under the Assignment of Leases and Rents, Grantor hereby assigns to Beneficiary, as further security for the Obligations, the Leases, Lease Guaranties and Rents.  Upon the occurrence of any Event of Default, Beneficiary shall be entitled to exercise any or all of the remedies provided in the Assignment of Leases and Rents and in Article 4 hereof, including the right to have a receiver appointed.  If any conflict or inconsistency exists between the assignment of Leases, Lease Guaranties and Rents in this Deed of Trust and the absolute assignment of Leases, Lease Guaranties and Rents in the Assignment of Leases and Rents, the terms of the Assignment of Leases and Rents shall control.

Section 5.2. No Merger of Estates.  So long as any part of the Obligations remain unpaid and undischarged, the fee and leasehold estates to the Collateral shall not merge,

                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                                               but shall remain separate and distinct, notwithstanding the union of such estates either in Grantor, Beneficiary, any lessee or any third party by purchase or otherwise.

ARTICLE 6.

SECURITY AGREEMENT

Section 6.1. Security Agreement.  This Deed of Trust shall constitute a security agreement under Article 9 of the UCC in each applicable jurisdiction with respect to the Personal Property, which shall be deemed to include any and all fixtures and personal property included in the description of the Personal Property, now owned or hereafter acquired by Grantor, which might otherwise be deemed “personal property” and all accessions thereto and the proceeds thereof.  Grantor has granted and does hereby grant Beneficiary a security interest in the Personal Property and in all additions and accessions thereto, renewals and replacements thereof and all substitutions therefor and proceeds thereof for the purpose of securing all Obligations now or hereafter secured by this Deed of Trust. The following provisions relate to such security interest:

(a) The Personal Property includes all now existing or hereafter acquired or arising equipment, inventory, accounts, chattel paper, instruments, documents, deposit accounts, investment property, letter-of-credit rights, commercial tort claims, supporting obligations and general intangibles now or hereafter used or procured for use in the Collateral or otherwise relating to the Collateral.  If Grantor shall at any time acquire a commercial tort claim relating to the Collateral, Grantor shall promptly notify Beneficiary in a writing signed by Grantor of the brief details thereof and grant to Beneficiary a security interest therein and in the proceeds thereof.

(b) Grantor hereby irrevocably authorizes Beneficiary at any time and from time to time to file in any filing office in any UCC jurisdiction any initial financing statements and amendments thereto that (a) indicate the collateral as “all assets used or procured for use or otherwise relating to” the Collateral or words of similar effect, or as being of equal or lesser scope or in greater detail, and to indicate the Collateral as defined, or in a manner consistent with the term as defined, in this Deed of Trust and (b) contain any other information required by part 5 of Article 9 of the UCC of any such filing office for the sufficiency or filing office acceptance of any initial financing statement or amendment, including whether Grantor is an organization, the type of organization and any organizational identification number issued to Grantor.  Grantor agrees to provide any such information to Beneficiary promptly upon request.  Grantor also ratifies its authorization for Beneficiary to have filed in any filing office in any UCC jurisdiction any like initial financing statements or amendments thereto if filed prior to the date hereof.  Grantor shall pay to Beneficiary, from time to time, within the Demand Period, any and all costs and expenses incurred by Beneficiary in connection with the filing of any such initial financing statements and amendments, including attorneys’ fees and all disbursements.  Such costs and expenses shall bear interest at the Default Rate from the expiration of the Demand Period until the date repaid by Grantor, and such costs and expenses, together with such interest, shall be part of the Obligations and shall be secured by this Deed of Trust.

(c) Grantor shall any time and from time to time take such steps as Beneficiary may reasonably request for Beneficiary to obtain “control” of any Personal Property for which control is a permitted or required method to perfect, or to insure priority of, the security interest in such Personal Property granted herein.

(d) Upon the occurrence of an Event of Default, Beneficiary shall have the rights and remedies of a secured party under the UCC as well as all other rights and remedies available at law or in equity or under this Deed of Trust.

(e) It is intended by Grantor and Beneficiary that this Deed of Trust be effective as a financing statement filed with the applicable real estate records as a fixture filing covering the Collateral.  A description of the Land which relates to the Personal Property is set forth in Exhibit A attached hereto.  Grantor is the record owner of the Land.  Grantor is a Delaware limited partnership with an organizational identification number, issued by the Secretary of State of the State of Delaware, of 2500587.

(f) Terms defined in the UCC and not otherwise defined in this Deed of Trust shall have the same meanings in this Article as are set forth in the UCC.  In the event that a term is used in Article 9 of the UCC and also in another Article of the UCC, the term used in this Article is that used in Article 9.  The term “control,” as used in this Article, has the meaning given in Sections 9-104, 9-105, 9-106 or 9-107 of Article 9, as applicable.

ARTICLE 7.

CONCERNING THE TRUSTEE

Section 7.1. Certain Rights.  With the approval of Beneficiary, Trustee shall have the right to select, employ and consult with legal counsel.  Trustee shall have the right to rely on any instrument, document or signature authorizing or supporting any action taken or proposed to be taken by Trustee hereunder, believed by Trustee in good faith to be genuine.  Trustee shall be entitled to reimbursement for actual, reasonable expenses incurred by Trustee in the performance of Trustee’s duties.  Grantor shall, from time to time, pay the compensation due to Trustee hereunder and reimburse Trustee for, and indemnify, defend and save Trustee harmless against, all liability and reasonable expenses which may be incurred by Trustee in the performance of Trustee’s duties, including those arising from the joint, concurrent, or comparative negligence of Trustee; however, Grantor shall not be liable under such indemnification to the extent such liability or expenses result solely from Trustee's gross negligence or willful misconduct hereunder. Grantor's obligations under this Section 7.1 shall not be reduced or impaired by principles of comparative or contributory negligence.

Section 7.2. Retention of Money.  All moneys received by Trustee shall, until used or applied as herein provided, be held in trust for the purposes for which they were received, but need not be segregated in any manner from any other moneys (except to the extent required by law), and Trustee shall be under no liability for interest on any moneys received by Trustee hereunder.

Section 7.3. Successor Trustees.  If Trustee or any successor Trustee shall die, resign or become disqualified from acting in the execution of this trust, or Beneficiary shall desire to appoint a substitute Trustee, Beneficiary shall have full power to appoint one or more substitute Trustees and, if preferred, several substitute Trustees in succession who shall succeed to all the estates, rights, powers and duties of Trustee.  Such appointment may be executed by any authorized agent of Beneficiary, and as so executed, such appointment shall be conclusively presumed to be executed with authority, valid and sufficient, without further proof of any action.

Section 7.4. Perfection of Appointment.  Should any deed, conveyance or instrument of any nature be required from Grantor by any successor Trustee to more fully and certainly vest in and confirm to such successor Trustee such estates, rights, powers and duties, then, upon request by such Trustee, all such deeds, conveyances and instruments shall be made, executed, acknowledged and delivered and shall be caused to be recorded and/or filed by Grantor.

Section 7.5. Trustee Liability.  In no event or circumstance shall Trustee or any substitute Trustee hereunder be personally liable under or as a result of this Deed of Trust, either as a result of any action by Trustee (or any substitute Trustee) in the exercise of the powers hereby granted or otherwise.

ARTICLE 8.

MISCELLANEOUS

Section 8.1. Notices.  Any notice required or permitted to be given under this Deed of Trust shall be in writing and either shall be mailed by certified mail, postage prepaid, return receipt requested, or sent by overnight air courier service, or personally delivered to a representative of the receiving party.  All such communications shall be mailed, sent or delivered, addressed to the party for whom it is intended at its address set forth on the first page of this Deed of Trust.  Any communication so addressed and mailed shall be deemed to be given on the earliest of (a) when actually delivered, (b) on the first Business Day after deposit with an overnight air courier service, if such deposit is timely and appropriate in accordance with the requirements of such courier service for next business day delivery, or (c) on the third Business Day after deposit in the United States mail, postage prepaid, in each case to the address of the intended addressee, and any communication so delivered in person shall be deemed to be given when receipted for by, or actually received by, Beneficiary, Trustee or Grantor, as the case may be.  Any party may designate a change of address by written notice to the other by giving at least ten (10) days prior written notice of such change of address.

Section 8.2. Covenants Running with the Property.  All Obligations contained in this Deed of Trust are intended by Grantor, Beneficiary  and Trustee to be, and shall be construed as, covenants running with the Property.  As used herein, “Grantor” shall refer to the party named in the first paragraph of this Deed of Trust and to any subsequent owner of all or any portion of the Property (without in any way implying that Beneficiary has or will consent to any such conveyance or transfer of the Property).  All persons or entities who may have or acquire an interest in the Property shall be deemed to have notice of, and be bound by, the terms of the Loan Agreement and the other Loan Documents; however, no such party shall be entitled to any rights thereunder without the prior written consent of Beneficiary (which may be issued or withheld in Beneficiary’s sole and absolute discretion).

Section 8.3. Attorney-in-Fact.  Grantor hereby irrevocably appoints Beneficiary and its successors and assigns, as its attorney-in-fact, which agency is coupled with an interest, (a) to execute and/or record any notices of completion, cessation of labor, or any other notices that Beneficiary deems appropriate to protect Beneficiary's interest, if Grantor shall fail to do so within ten (10) days after written request by Beneficiary, (b) upon the issuance of a deed pursuant to the foreclosure of this Deed of Trust or the delivery of a deed in lieu of foreclosure, to execute all instruments of assignment, conveyance or further assurance with respect to the Leases, Rents, Personal Property, and Fixtures in favor of the grantee of any such deed and as may be necessary or desirable for such purpose, (c) to prepare, execute and file or record financing statements, continuation statements, applications for registration and like papers necessary to create, perfect or preserve Beneficiary's security interests and rights in or to any of the Collateral, and (d) upon the occurrence of an Event of Default, to perform any obligation of Grantor hereunder or under any of the other Loan Documents; however: (1) Beneficiary shall not under any circumstances be obligated to perform any obligation of Grantor; (2) any sums advanced by Beneficiary in such performance shall be added to and included in the Obligations and shall bear interest at the Default Rate from the expiration of the applicable Demand Period until paid by Grantor; (3) Beneficiary as such attorney-in-fact shall only be accountable for such funds as are actually received by Beneficiary; and (4) Beneficiary shall not be liable to Grantor or any other person or entity for any failure to take any action which it is empowered to take under this Section 8.3.

Section 8.4. Successors and Assigns.  This Deed of Trust shall be binding upon and inure to the benefit of Beneficiary, Trustee and Grantor and their respective successors and assigns provided that Grantor shall not, without the prior written consent of Beneficiary (which may be granted or withheld in Beneficiary’s sole and absolute discretion), assign any rights, duties or obligations hereunder.

Section 8.5. No Waiver.  Any failure by Trustee or Beneficiary to insist upon strict performance of any of the terms, provisions or conditions of the Loan Documents shall not be deemed to be a waiver of same, and Trustee or Beneficiary shall have the right at any time to insist upon strict performance of all of such terms, provisions and conditions.

Section 8.6. Subrogation.  To the extent proceeds of the Note have been used to extinguish, extend or renew any indebtedness against the Collateral, then Beneficiary shall be subrogated to all of the rights, liens and interests existing against the Collateral and held by the holder of such indebtedness and such former rights, liens and interests, if any, are not waived, but are continued in full force and effect in favor of Beneficiary.

Section 8.7. Loan Agreement.  If any conflict or inconsistency exists between this Deed of Trust and the Loan Agreement, the Loan Agreement shall govern.

Section 8.8. Release or Reconveyance.  Upon the full, final and indefeasible payment and performance of the Obligations, Beneficiary, at Grantor's expense, shall release the liens and security interests created by this Deed of Trust or reconvey the Collateral to Grantor.

Section 8.9. Waiver of Stay, Moratorium and Similar Rights.  Grantor agrees, to the full extent that it may lawfully do so, that it will not at any time insist upon or plead or in any way take advantage of any appraisement, valuation, stay, marshalling of assets, extension, redemption or moratorium law now or hereafter in force and effect so as to prevent or hinder the enforcement of the provisions of this Deed of Trust or the indebtedness secured hereby, or any agreement between Grantor and Beneficiary or any rights or remedies of Beneficiary.

Section 8.10. Limitation on Liability.  Grantor's liability hereunder is subject to the limitation on liability provisions of Article 10 of the Loan Agreement.

Section 8.11. Obligations of Grantor, Joint and Several.  If more than one person or entity has executed this Deed of Trust as “Grantor,” the obligations of all such persons or entities hereunder shall be joint and several.

Section 8.12. Governing Law.  This Deed of Trust shall be governed by the laws of the State of California.

Section 8.13. Headings.  The Article, Section and Subsection titles hereof are inserted for convenience of reference only and shall in no way alter, modify or define, or be used in construing, the text of such Articles, Sections or Subsections.

Section 8.14. Entire Agreement.  This Deed of Trust and the other Loan Documents embody the entire agreement and understanding between Beneficiary and Grantor and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.

[Remainder of this page intentionally left blank]

IN WITNESS WHEREOF, this Deed of Trust has been executed by Grantor and is effective as of the day and year first above written.

MISSION WEST PROPERTIES, L.P.,
a Delaware limited partnership

By:          Mission West Properties, Inc.
a Maryland corporation
its general partner

By:           /s/ Raymond V. Marino
Name:  Raymond V. Marino
Title:  President & COO

[Signature Page to Deed of Trust]

CALIFORNIA ALL-PURPOSE ACKNOWLEDGEMENT
File No:
STATE OF	California	)SS	APN No:
COUNTY OF		)

On	before me,		, Notary Public, personally appeared

who proved to me on the basis of satisfactory evidence to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

I certify under PENALTY OF PERJURY under the laws of the State of California that the foregoing paragraph is true and correct.
WITNESS my hand and official seal.

Signature

This area for official notarial seal.

OPTIONAL SECTION CAPACITY CLAIMED BY SIGNER

Though statute does not require the Notary to fill in the data below, doing so may prove invaluable to persons relying on the documents.

INDIVIDUAL

CORPORATE OFFICER(S) TITLE(S)

PARTNER(S)	LIMITED	GENERAL

ATTORNEY-IN-FACT

TRUSTEE(S)

GUARDIAN/CONSERVATOR

OTHER

SIGNER IS REPRESENTING:

Name of Person or Entity			Name of Person or Entity

OPTIONAL SECTION

Though the data requested here is not required by law, it could prevent fraudulent reattachment of this form.

THIS CERTIFICATE MUST BE ATTACHED TO THE DOCUMENT DESCRIBED BELOW

TITLE OR TYPE OF DOCUMENT:

NUMBER OF PAGES		DATE OF DOCUMENT

SIGNER(S) OTHER THAN NAMED ABOVE
Reproduced by First American Title Insurance Company National Commercial Services 11/2007

[Acknowledgment Page to Deed of Trust]

EXHIBIT A-1

Legal Description

5830, 5850, 5870 Hellyer Ave., San Jose, CA

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

ALL OF PARCEL A AS DESCRIBED IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT RECORDED SEPTEMBER 29, 1999 UNDER RECORDER'S SERIES NO. 15000706, SANTA CLARA COUNTY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

ALL OF PARCEL A AS DESCRIBED IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT RECORDED JUNE 22, 1998 UNDER RECORDER'S SERIES NO. 14246279, SANTA CLARA COUNTY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
ALL THAT REAL PROPERTY SITUATE IN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, BEING A PORTION OF LOT 12 AS SHOWN UPON THAT CERTAIN MAP FILED FOR RECORD IN BOOK "H" OF MAPS AT PAGE 147, SANTA CLARA COUNTY RECORDS, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE AT THE MOST WESTERLY CORNER OF PARCEL 12 AS SHOW UPON THE RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGES 11 THROUGH 22, SANTA CLARA COUNTY RECORDS;
THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 12 NORTH 44°23'57" EAST 604.28 FEET TO THE SOUTHWESTERLY RIGHT-OF-WAY LINE OF SILVER CREEK VALLEY ROAD, AS SAID ROAD IS SHOWN ON SAID RECORD OF SURVEY FILED IN BOOK 636 OF MAPS OF AT PAGE 11, SANTA CLARA COUNTY RECORDS;
THENCE ALONG SAID RIGHT-OF-WAY LINE THE FOLLOWING TWO (2) COURSES:
SOUTH 45°00'34" EAST 8.22 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT;
ALONG SAID CURVE HAVING A RADIUS OF 548.00 FEET, THROUGH A CENTRAL ANGLE OF 36°11'38", AN ARC DISTANCE OF 346.17 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 12;
THENCE ALONG SAID SOUTHEASTERLY LINE SOUTH 44°28'22" WEST 486.78 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, TO WHICH POINT A RADIAL LINE BEARS SOUTH 39°05'24" WEST, SAID POINT BEING ON SAID NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE, AS SHOWN ON SAID RECORD OF

Exhibit A-1-1

SURVEY;
THENCE ALONG SAID RIGHT-OF-WAY LINE THE FOLLOWING TWO(2) COURSES:
NORTHWESTERLY ALONG SAID CURVE HAVING A RADIUS OF 1996.18 FEET, THROUGH A CENTRAL ANGLE OF 5°24'06", AN ARC DISTANCE OF 188.20 FEET;
NORTH 45°30'30" WEST 142.16 FEET TO THE POINT OF BEGINNING.

AND, IN ADDITION THERETO, THE FOLLOWING AREA:

A PORTION OF LOT 13 AS SHOWN ON THAT CERTAIN MAP FILED IN BOOK "H" OF MAPS AT PAGE 147, SANTA CLARA COUNTY RECORDS, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE AT THE MOST WESTERLY CORNER OF PARCEL 13 AS SHOWN UPON THE RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGES 11 THROUGH 22, SANTA CLARA COUNTY RECORDS;
THENCE ALONG THE NORTHWESTERLY LINE OF SAID LOT 13 NORTH 44°29'58" EAST 607.14 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF SILVER CREEK VALLEY ROAD, AS SHOWN ON SAID RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGE 11, SANTA CLARA COUNTY RECORDS.
THENCE ALONG SAID RIGHT-OF-WAY LINE SOUTH 45°00'34" EAST 328.87 FEET TO THE SOUTHEASTERLY LINE OF SAID LOT 13;
THENCE ALONG LAST SAID LINE SOUTH 44°23'57" WEST 604.28 FEET TO SAID NORTHEASTERLY LINE OF HELLYER AVENUE;
THENCE ALONG SAID RIGHT-OF-WAY LINE NORTH 45°30'30" WEST 329.92 FEET TO THE POINT OF BEGINNING.

AND, IN ADDITION THERETO, THE FOLLOWING AREA:

A PORTION OF PARCEL "A" AS SHOWN UPON THAT CERTAIN MAP FILED IN BOOK 371 OF MAPS, AT PAGE 29, SANTA CLARA COUNTY RECORDS, DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT ON THE NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE AT THE MOST WESTERLY CORNER OF THAT PARCEL SHOWN AS "THE LANDS OF HELEN E. RYAN" UPON THE RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGES 11 THROUGH 22, SANTA CLARA COUNTY RECORDS;
THENCE ALONG THE NORTHWESTERLY LINE OF SAID PARCEL "A" NORTH 44°28'22" EAST 486.78 FEET TO THE BEGINNING OF A NON-TANGENT CURVE TO THE RIGHT, TO WHICH POINT A RADIAL LINE BEARS NORTH 81°11'04" EAST, SAID POINT BEING ON THE SOUTHWESTERLY RIGHT OF WAY LINE OF SILVER CREEK VALLEY ROAD, AS SHOWN ON SAID RECORD OF SURVEY FILED IN BOOK 636

Exhibit A-1-2

OF MAPS AT PAGE 11, SANTA CLARA COUNTY RECORDS;
THENCE ALONG SAID RIGHT OF WAY LINE THE FOLLOWING THREE (3) COURSES:
SOUTHEASTERLY ALONG SAID CURVE HAVING A RADIUS OF 548.00 FEET, THROUGH A CENTRAL ANGLE OF 44°04'10", AN ARC DISTANCE OF 421.50 FEET;
SOUTH 35°15'13" WEST 15.81 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT;
ALONG SAID CURVE HAVING A RADIUS OF 88.00 FEET, THROUGH A CENTRAL ANGLE OF 90°00'31", AN ARC DISTANCE OF 138.24 FEET TO SAID RIGHT OF WAY LINE OF HELLYER AVENUE;
THENCE ALONG SAID RIGHT OF WAY LINE THE FOLLOWING TWO (2) COURSES:
NORTH 54°44'16" WEST 10.98 FEET TO THE BEGINNING OF A TANGENT CURVE TO THE RIGHT;
ALONG SAID CURVE HAVING A RADIUS OF 1996.18 FEET, THROUGH A CENTRAL ANGLE OF 3°49'40", AN ARC DISTANCE OF 133.36 FEET TO THE POINT OF BEGINNING.

EXCEPTING THEREFROM THE FOLLOWING AREA:

ALL OF PARCEL A-1 AS DESCRIBED IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT RECORDED SEPTEMBER 29, 1999 UNDER RECORDER'S SERIES NO. 15000706, SANTA CLARA COUNTY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
ALL THAT CERTAIN REAL PROPERTY SITUATE IN THE CITY OF SAN JOSE, COUNTY OF SANTA CLARA, STATE OF CALIFORNIA, BEING A PORTION OF PARCEL A AS DESCRIBED IN THAT CERTAIN LOT LINE ADJUSTMENT PERMIT RECORDED JUNE 22, 1998 UNDER RECORDER'S SERIES NO. 14246279, SANTA CLARA COUNTY, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT THE INTERSECTION OF THE NORTHWESTERLY LINE OF SAID PARCEL A WITH THE NORTHEASTERLY RIGHT OF WAY LINE OF HELLYER AVENUE AS SAID AVENUE IS SHOWN ON THAT CERTAIN RECORD OF SURVEY FILED IN BOOK 525 OF MAPS AT PAGES 52 THROUGH 59, SANTA CLARA COUNTY RECORDS;
THENCE ALONG SAID NORTHWESTERLY LINE OF SAID PARCEL A, NORTH 44°29'56" EAST, 607.14 FEET TO THE SOUTHWESTERLY RIGHT OF WAY LINE OF SILVER CREEK VALLEY ROAD AS SAID ROAD IS SHOWN ON THE RECORD OF SURVEY FILED IN BOOK 636 OF MAPS AT PAGES 11 THROUGH 22, SANTA CLARA COUNTY RECORDS;
THENCE ALONG SAID SOUTHWESTERLY RIGHT OF WAY LINE SOUTH 45°00'34" EAST, 95.00 FEET;
THENCE SOUTH 44°29'58" WEST, 606.32 FEET TO SAID NORTHEASTERLY RIGHT OF WAY OF HELLYER AVENUE;

Exhibit A-1-3

THENCE ALONG SAID NORTHEASTERLY RIGHT OF WAY LINE NORTH 45°30'30" WEST, 95.00 FEET TO THE POINT OF BEGINNING.

APN:  679-02-016

Exhibit A-1-4

Exhibit A-2

Legal Description

5750 Hellyer Ave., San Jose, CA

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

PARCEL 3, AS SHOWN ON THAT CERTAIN PARCEL MAP FILED FOR RECORD ON NOVEMBER 19, 2009 IN BOOK 834 OF MAPS, AT PAGES 34 AND 35, SANTA CLARA COUNTY RECORDS.

PARCEL TWO:

AN EASEMENT FOR STORM DRAIN PURPOSES AS MORE PARTICULARLY DESCRIBED IN THAT CERTAIN DOCUMENT RECORDED DECEMBER 19, 2008 AS DOCUMENT NO. 20072892 OF OFFICIAL RECORDS, SANTA CLARA COUNTY.

APN:  679-02-017 and 679-02-019

Exhibit A-2-1

Exhibit A-3

Legal Description

5970 Optical Court, San Jose, CA

Real property in the City of San Jose, County of Santa Clara, State of California, described as follows:\

PARCEL ONE:

PARCEL 3A AS SHOWN ON THAT CERTAIN PARCEL MAP FILED IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON DECEMBER 11, 2008, IN BOOK 829 OF MAPS AT PAGES 8-11.

RESERVING THEREFROM A PRIVATE EASEMENT FOR STORM DRAINAGE PURPOSES OVER THAT PORTION OF SAID PARCEL 3A SHOWN AS "10' P.S.D.E." (PRIVATE STORM DRAINAGE EASEMENT) FOR THE BENEFIT OF PARCEL 3 OF SAID PARCEL MAP.

ALSO RESERVING THEREFROM A PRIVATE EASEMENT FOR TELEPHONE AND ELECTRICAL PURPOSES OVER THAT PORTION OF SAID PARCEL 3A SHOWN AS "PR.U.E." (PRIVATE UTILITY EASEMENT) FOR THE BENEFIT OF PARCEL 3 OF SAID PARCEL MAP.

PARCEL TWO:

A NON-EXCLUSIVE EASEMENT, APPURTENANT TO THE ABOVE SHOWN PARCEL ONE, FOR INGRESS, EGRESS, UTILITIES, AND OVERLAND RELEASE OF STORM WATER OVER A PRIVATE STREET (OPTICAL COURT) AS SHOWN ON SAID PARCEL MAP AND AS CREATED BY THAT CERTAIN GRANT DEED RECORDED FEBRUARY 22, 2001 AS DOCUMENT NO. 15567589 AND RE-RECORDED MARCH 22, 2001 AS DOCUMENT NO. 15602149 BOTH OF OFFICIAL RECORDS, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE ANGLE POINT IN THE NORTHWESTERLY LINE OF LOT 4, ALSO BEING THE ANGLE POINT IN THE CENTERLINE OF PIERCY ROAD, 40 FEET WIDE, AS SAID LOT AND ROAD ARE SHOWN UPON THAT CERTAIN MAP ENTITLED, "MAP OF THE E. M. PIERCY SUBDIVISION NO. 1" WHICH MAP WAS FILED FOR RECORD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON NOVEMBER 27, 1906 IN BOOK "L" OF MAPS AT PAGE 51; THENCE WEST 193.82 FEET ALONG SAID CENTERLINE TO

Exhibit A-3-1

THE TRUE POINT OF BEGINNING; THENCE SOUTH 0°01'44" WEST 298.09 FEET; THENCE SOUTHEASTERLY ALONG A TANGENT CURVE TO THE LEFT WITH A RADIUS OF 170.00 FEET THROUGH A CENTRAL ANGLE OF 45°01'41" FOR AN ARC DISTANCE OF 133.60 FEET; THENCE SOUTH 44°59'58" EAST 273.57 FEET; THENCE SOUTHERLY ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 30.00 FEET THROUGH A CENTRAL ANGLE OF 51°19'04" FOR AN ARC DISTANCE OF 26.87 FEET; THENCE ALONG A REVERSE CURVE TO THE LEFT WITH A RADIUS OF 50.00 FEET THROUGH A CENTRAL ANGLE OF 282°38'08" FOR AN ARC DISTANCE OF 246.65 FEET; THENCE ALONG A REVERSE CURVE TO THE RIGHT WITH A RADIUS OF 30.00 FEET THROUGH A CENTRAL ANGLE OF 51°19'04" FOR AN ARC DISTANCE OF 26.87 FEET; THENCE NORTH 44°59'58" WEST 273.57 FEET; THENCE NORTHWESTERLY ALONG A TANGENT CURVE TO THE RIGHT WITH A RADIUS OF 130.00 FEET THROUGH A CENTRAL ANGLE OF 45°01'41" FOR AN ARC DISTANCE OF 102.17 FEET; THENCE NORTH 0°01'44" EAST 298.11 FEET TO A POINT ON SAID CENTERLINE OF PIERCY STREET; THENCE WEST 40.00 FEET ALONG SAID CENTERLINE TO THE TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM ALL THAT PORTION LYING WITHIN THE BOUNDS OF THE ABOVE SHOWN PARCEL ONE.

PARCEL THREE:

A NON-BUILDABLE EASEMENT APPURTENANT TO AND FOR THE BENEFIT OF THE ABOVE SHOWN PARCEL ONE, AS CREATED BY SAID PARCEL MAP OVER THAT PORTION OF PARCEL 3 OF SAID MAP DESIGNATED AS "60' WIDE NON-BUILDABLE EASEMENT".

PARCEL FOUR:

A NON-EXCLUSIVE PRIVATE EASEMENT FOR STORM DRAINAGE PURPOSES OVER THAT PORTION OF PARCEL 3 SHOWN ON SAID PARCEL MAP AS "10' P.S.D.E." (PRIVATE STORM DRAINAGE EASEMENT), APPURTENANT TO THE ABOVE SHOWN PARCEL ONE.

PARCEL FIVE:

A NON-EXCLUSIVE PRIVATE EASEMENT FOR WATER LINE PURPOSES OVER THAT PORTION OF PARCEL 3 OF SAID PARCEL MAP SHOWN AS "15' P.W.L.E." (PRIVATE WATER LINE EASEMENT), APPURTENANT TO THE ABOVE SHOWN PARCEL ONE.

APN:  678-07-042

Exhibit A-3-2

Exhibit A-4

Legal Description

255 Caspian Drive, Sunnyvale, CA

Real property in the City of Sunnyvale, County of Santa Clara, State of California, described as follows:

PARCEL ONE:

LOT 1, AS SHOWN ON THAT CERTAIN MAP FIELD IN THE OFFICE OF THE RECORDER OF THE COUNTY OF SANTA CLARA, STATE OF CALIFORNIA ON FEBRUARY 25, 1992 IN BOOK 634 OF MAPS, PAGES 30 AND 31.

PARCEL TWO:

A NON-EXCLUSIVE 15 FOOT WIDE INGRESS AND EGRESS EASEMENT OVER THAT CERTAIN STRIP OF LAND OF LOT 2, DESIGNATED AS "PROPOSED NON-EXCLUSIVE 15' INGRESS AND EGRESS EASEMENT", FOR THE BENEFIT OF LOT 1, AS SAID EASEMENT AND LOT ARE SHOWN ON THAT CERTAIN PARCEL MAP RECORDED FEBRUARY 25. 1992 IN BOOK 634 OF MAPS, PAGES 30 AND 31.

APN:  110-33-038

Exhibit A-4-1